James River
COAL COMPANY

Shareholder Update
August 2009



Forward-Looking Statements

Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates, guidance or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations; failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda

James River COAL COMPANY

- Opening Comments
- Operations Review
- Contract Activity
- Coal Market Overview
- Updated 2009 Guidance



Opening Comments

JamesRiver COAL COMPANY

Summary

- Strong Financial Performance Compared with 2008
  - Q-2 EPS of $0.59 vs. ($0.97) in Q-2 2008
  - 6 Month EPS of $1.61 vs. ($1.76) in 2008
- Generating Net Income and Free Cash Flow During a Severe Recession and Weak Coal Market
- Leverage Reduced From 6.1x to 3.4x Since December 31
- Customer Shipments are Following Normal Historical Patterns
- Adjusting Production Due to Weak Market Conditions
- Positioning The Company for the Next Strong Cycle

Agenda

- Opening Comments
- Operations Review
- Contract Activity
- Coal Market Overview
- Updated 2009 Guidance



Operations Review

Safety Performance



NFDL Rate Cut in Half in 6 Quarters
3.51
1.76
Q4 2007
Q2 2009

Mine Rescue Team Won 1st Place in KMI Kentucky State Mine Rescue Meet

Operations Review

James River COAL COMPANY

New Safety Regulations

- Mine Rescue Chambers
- Wireless Communications and Tracking Systems
- Mine Rescue Teams
- Carbon Monoxide Monitoring Systems
- Fire–Resistant Belts
- More Inspections by State Inspectors

These New Safety Initiatives Will Impact the Supply Response to a Strong Market in the Future

Operations Review

James River COAL COMPANY

Permit Regulations

- Federal Permits
  - Longer Lead Times Across All Agencies
  - Memorandum of Understanding Among Agencies
- State Permits
  - Changes to Water Discharge Permit Process

We Are Already Seeing Lower Surface Mine Production Across All of CAPP Due to the Permit Situation

Operations Review

James River COAL COMPANY

Q-2 Mine Performance In Central Appalachia

- Labor Market Continuing to Improve
- Managing Inventories
  - CAPP Mines Idled for Two Unplanned Days During Q-2
  - Reduced Overtime and Saturday Production
  - Eliminated Contract and Purchase Coal
  - Production Reduced Approximately 300,000 Tons from Q-1
- Continue to Focus on Upgrading Equipment Fleet
- Heavy Rainfall Impacted All Surface Operations
- Began Production at Replacement Underground Mine at Bell County

Operations Review

James River Coal Company

Q-2 Mine Performance In The Illinois Basin

- Very Good Quarter for Production and Costs
- Lost Several Production Shifts at Freelandville Underground Mine Due to Heavy Rain and Flooding
- Began Production at the New Log Creek Surface Mine

Agenda

James River COAL COMPANY

- Opening Comments
- Operations Review
- Contract Activity
- Coal Market Overview
- Updated 2009 Guidance

Contract Activity

James River COAL COMPANY

Current Quarter

CAPP

- Sold 291,000 Tons for 2009 at $72.47
- Sold 182,000 Tons for 2010 at $71.65
- Fully Contracted for 2009

Midwest

- Sold 1,829,000 Tons for 2010 at $40.52
- Sold 375,000 Tons for 2011 at $45.47
- YTD 2009 Average Sales Price of $32.19

Agenda

- Opening Comments
- Operations Review
- Contract Activity
- Coal Market Overview
- Updated 2009 Guidance

Coal Market Overview

James River COAL COMPANY

Our Projected Sequence

- Met Will Lead Steam
- Asia Will Lead South Africa
- South Africa Will Lead Europe
- Europe Will Lead the U.S.
- U.S. Should Recover by the Second Half of 2010

Key Factors Will be Weather, Industrial Activity, and Natural Gas Prices

Coal Market Overview

James River COAL COMPANY

News and Notes

South Africa to Switch 20 Million Tons from Europe to Asia in 2009

The Indian Government Expects a Shortage of 70 Million Tons in 2009

South Africa and Russia are The Top 2 Coal Suppliers to Europe. They Supply Approximately 55% of European Coal.

"Europe is Already Dependent on Russian Coal the Same Way it is Dependent Upon Russian Gas"
Russian Presentation May 2009

Russia Exported a Record Amount of Coal to Asia in June; Shipments to Europe Drop

Coal Market Overview

Things That We Are Watching

- **U.S. Coal Markets**
  - Railcar Loadings from CSX and Norfolk Southern
  - Rate of Change in Bituminous Inventories
  - Supply and Demand of the Natural Gas Market
  - Cyclical High of Nuclear Refueling
- **International Coal Markets**
  - Industrial Activity in Europe
  - Import and Export Situation in China
  - Term Structure of Prices in Asia and South Africa

Coal Market Overview



Railcar Loadings from CSX and Norfolk Southern
70,000
65,000
60,000
55,000
50,000
45,000
40,000
35,000
(000's)
Annual Maintenance Period
Feb 15
Jul 25

Source: Weekly Coal Loads from CSX and NS

Coal Market Overview

The Rate of Change in Bituminous Inventories


40%
30%
20%
10%
0%
-10%
-20%
Jan 1, 2007
May 31, 2009
Dec 31, 2007
Sept 30, 2008

Source: EIA Bituminous Inventories

Coal Market Overview

Supply and Demand of the Natural Gas Market


Gas
Production
LNG
Imports
Industrial
Gas Demand

Anecdotally, All 3 Elements Are Moving in the Right Directions

Coal Market Overview

James River COAL COMPANY

Cyclical High of Nuclear Refueling



Fall 2003
Spring 2005
Fall 2006
Spring 2008
Fall 2009???
25%
20%
15%
10%
5%
0%
Unused Nuclear Capacity
Jul 03
Mar 09

Source: EIA

Coal Market Overview



Industrial Activity in Europe
EU PMI - Manufacturing
50.0
48.0
46.0
44.0
42.0
40.0
38.0
36.0
34.0
32.0
30.0
July 2008
June 2009

Eurozone PMI/New Orders Index

Coal Market Overview

Import and Export Situation in China



Thermal Exports
(Annualized)
67
(54)
13
Jan 08
Jun 09
Thermal Imports
(Annualized)
~130
86
44
Jan 08
Jun 09

S. Korea, Taiwan, and Japan Have Been the Top Export Destinations

Source: China National Bureau of Statistics / Banc of America – Merrill Lynch

Coal Market Overview

Term Structure of South African Prices (API-4)


July 24
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$76.05
+$2.55
$73.50
$65.65
+$6.40
$59.25
April 29th
Prompt
2010

Term Structure of Asia Prices (NEWC)


July 24
$80.00
$75.00
$70.00
$65.00
$60.00
$55.00
$50.00
$75.25
$78.25
+$6.35
+$13.00
$71.90
$62.25
April 29th
Prompt
2010

Both Markets are Improving

Source: McCloskey Group

Coal Market Overview

James River Coal Company

Our Summary View of The World

- The Global Seaborne Coal Trade is ~600 Million Tons Per Year
- The Price Fluctuations in 2008 Were Primarily Caused by a Shift in Trade Patterns of ~30 Million Tons Per Year
- The Recent Changes Due to Asia, India, South Africa, and Russia Could Result in an Annual Shift in Trade Patterns of More Than 150 Million Tons Per Year, or 25% of the Seaborne Market
- The Shifts in Trade are Being Masked by Slow Economic Growth and High Stockpiles in the United States, Europe, and Japan

We Believe That The Market Will Adjust in 12-18 Months

Agenda

James River COAL COMPANY

- Opening Comments
- Operations Review
- Contract Activity
- Coal Market Overview
- Updated 2009 Guidance

Updated 2009 Guidance

James River COAL COMPANY

New Guidance for 2009

	OLD (in 000's except per ton)	NEW (in 000's except per ton)
Adjusted EBITDA	$190,000 - $200,000	$140,000 - $150,000
SG&A	$35,000	$38,000
DD&A	$65,000	$64,000
Tax Rate	15%	2% - 5%
EPS	$3.30 - $3.80	$2.25 - $2.60
Capital Expenditures	75,000	71,000
CAPP Tons	7,400 – 7,600	7,000– 7,100
CAPP Cash Cost	$60.00	$63.00
Midwest Tons	3,561	3,100 – 3,200
Midwest Cash Cost	$31.00	$31.00

Updated 2009 Guidance

James River COAL COMPANY

Guidance Bridge



$190-200
($27)
($23)
$140-150
Original Guidance
Contract Amendment Announced May 1
Higher Costs Due to Temporary Production Adjustments
Revised Guidance

Question and Answer Session

James River
COAL COMPANY

